Exhibit 99.1

PERRY ELLIS INTERNATIONAL ANNOUNCES ELECTION OF DIRECTORS

All of Perry Ellis’ Director Nominees Elected with Overwhelming Shareholder Support

Apparel Industry Heavyweights Bruce J. Klatsky and Michael W. Rayden Join

CEO-designee Oscar Feldenkreis as Members of the Perry Ellis Board of Directors

Klatsky and Rayden Are the Fourth and Fifth New Independent Directors

to Join the Perry Ellis Board Since the Beginning of 2014

MIAMI – July 17, 2015 – Perry Ellis International, Inc. (NASDAQ:PERY) (“Perry Ellis”), today reported that, based on a preliminary vote count provided by Perry Ellis’ proxy solicitor, all three of Perry Ellis’ director nominees—Oscar Feldenkreis, Bruce J. Klatsky and Michael W. Rayden—were elected to Perry Ellis’ Board of Directors at the 2015 Annual Meeting of Shareholders held earlier today. Final voting results are expected to be made publicly available early next week.

At a meeting where over 92% of Perry Ellis’ 15,613,297 outstanding shares were represented, all three of Perry Ellis’ director nominees received overwhelming support from shareholders and each was elected with extremely wide margins in excess of the votes required pursuant to Perry Ellis’ majority voting policy with respect to the election of directors.

“We appreciate the strong support of our shareholders and are extremely proud of what we have accomplished over the past half century, particularly the value that we have created for our shareholders and other stakeholders,” said George Feldenkreis, Chairman and Chief Executive Officer of Perry Ellis. “We have grown from being a small family-owned importer of guayaberas and children’s wear in 1967 to being a leading publicly-held international designer and distributor of globally recognized apparel brands. For the past two years, we have worked very hard to return Perry Ellis to a more profitable path and have made very substantial progress in our efforts to create value for all our stakeholders. Given the success of our strategic initiatives, the significant improvements in our financial performance and outlook that we discussed in our last earnings call, our stock price appreciating approximately 44% over the past 12 months (measured as of July 7, 2015) and recently trading at close to its highest level in four years, the groundwork being laid for us to have one of the strongest boards in the apparel industry following our 2015 Annual Meeting of Shareholders and our Board’s recent decision to adopt a leadership succession plan that I fully support, I am not surprised that Legion Partners Holdings, LLC, a small and relatively new activist investment firm with no experience in the apparel industry and not much of a track record, decided to abandon and walk away from its costly, needless and acrimonious proxy contest against Perry Ellis, a proxy contest that was often conducted with varying degrees of attention to the truthfulness and accuracy of the information it was disseminating, either directly to our shareholders or indirectly to its contacts in the media. As we move past the 2015 Annual Meeting and the distraction of Legion’s abandoned proxy contest, our Board and management team will focus our efforts on continuing to further our strategic initiatives to create more value for our stakeholders.”

Messrs. Klatsky and Rayden bring to the Perry Ellis Board extensive experience in apparel, wholesaling, brand building, licensing and retailing, as well as experience serving on the boards of directors of companies in the apparel, retail and other industries. Mr. Klatsky is the former CEO and Chairman of Phillips-Van Heusen Corporation (PVH). During his 13 years as Chief Executive Officer of PVH, Mr. Klatsky led the transformation of a 120 year-old shirt company into one of the largest apparel and footwear companies in the world. Among Mr. Klatsky’s many achievements at PVH was the acquisition of the Calvin Klein brand in one of the most transformative transactions in the apparel industry to date. Mr. Rayden is the former President and Chief Executive Officer of Tween Brands, Inc., a leading apparel specialty retailer with close to 1,000 retail stores throughout the United States, Canada and overseas. Mr. Rayden has also served as the Chief Executive Officer of other nationally-known apparel retailers including Pacific Sunwear of California, Stride Rite and Eddie Bauer.

Messrs. Klatsky and Rayden are both independent directors who were identified to the Perry Ellis Board as potential director candidates with the assistance of a leading executive search firm that was retained by the Perry Ellis Board to conduct a comprehensive search process and identify highly qualified candidates to serve as independent members of the Board. That search process reflects the Perry Ellis Board’s continuing commitment to recruit new independent and highly-qualified directors that have perspectives, insights, experiences and competencies that expand the depth and breadth of the Perry Ellis Board. With the election of Messrs. Feldenkreis, Klatsky and Rayden, the Perry Ellis Board is now composed of seven highly-qualified and experienced directors, five of whom are independent and have joined the Perry Ellis Board since the beginning of 2014. The Perry Ellis Board now boasts a broad and diverse set of skills and experiences in the areas of apparel, sourcing, merchandising, wholesaling, licensing, retailing, e-commerce, branding, marketing, customer service, sales, logistics, operations, distribution, store planning and development, finance, mergers and acquisitions, capital markets, capital allocation, capital structure, risk management, global operations, strategic planning and international knowledge.

“It is my pleasure to welcome Bruce Klatsky and Mike Rayden to the Perry Ellis Board,” added George Feldenkreis. “Bruce and Mike are among the most experienced and accomplished individuals in apparel wholesaling, licensing and retailing and they each have proven records of success in helping businesses grow globally and create shareholder value. They bring to Perry Ellis extensive experience serving in senior leadership positions and as board members at leading apparel wholesale, licensing and retail companies and both have strong track records of driving growth and shareholder value creation. We are confident that their many years of apparel industry and public company board experience will be extremely valuable to Perry Ellis as we continue to execute on our strategic initiatives to drive revenues and enhance profitability.”

“I am honored to have the opportunity to serve on the Perry Ellis Board alongside two apparel industry heavyweights such as Bruce Klatsky and Mike Rayden,” said Oscar Feldenkreis, who currently serves as the Vice Chairman of the Perry Ellis Board and Perry Ellis’ President and Chief Operating Officer and, as previously announced, will become Chief Executive Officer of Perry Ellis in January 2016. “As I look forward to leading Perry Ellis into its next phase of growth, profitability and shareholder value creation, I am confident that Bruce and Michael will bring valuable insights, perspectives, competencies and experiences to our Board. We are all committed to driving enhanced shareholder value for the benefit of all Perry Ellis shareholders.”

Mr. Klatsky said, “Having worked in the apparel industry for the last 45 years, I have had the unique opportunity to transform companies and watch Perry Ellis grow into one of the most recognized branded lifestyle apparel companies in the industry. I look forward to working closely with the Board and the executive management team to help Perry Ellis achieve its goals and drive shareholder value.”

Mr. Rayden added, “Perry Ellis is a company that I admire greatly. I am excited to join this fantastic team and oversee Perry Ellis’ continued execution of its strategic plan to enhance growth and profitability. Perry Ellis has a powerful portfolio of brands and I believe that it has attractive near- and long-term growth potential.”

Further details regarding the results of the 2015 Annual Meeting, including the results of the other proposals that were presented for shareholder approval, will be contained in a Current Report on Form 8-K that Perry Ellis will be filing with the Securities and Exchange Commission (SEC). This filing will be available at no charge at the SEC’s web site at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.pery.com.

In connection with the proxy contest that Legion Partners and CalSTRS waged against Perry Ellis in the months leading up until the 2015 Annual Meeting but eventually abandoned early last month, Morgan, Lewis & Bockius LLP served as Perry Ellis’ legal advisor and MacKenzie Partners, Inc. served as Perry Ellis’ proxy solicitor.

About Oscar Feldenkreis

Oscar Feldenkreis has been involved in all aspects of Perry Ellis’ operations for over 35 years. In 1980, Mr. Feldenkreis joined what was then Supreme International as an account executive. He was elected President and Chief Operating Officer in February 1993 and elected Vice Chairman of the Board in March 2005. He has played a key role in expanding the scope of the business beyond private-label distribution as Perry Ellis successfully branched into branded men’s and women’s apparel. His extensive experience in the apparel business, including sourcing, marketing, branding, sales and manufacturing, has enabled Perry Ellis to become one of the leaders in the industry. He is an active Industry Advisory Board Member for the Jay H. Baker Retailing Center, Wharton School of the University of Pennsylvania. He is involved in numerous local and national civic causes, and is currently on the Advisory Board of My Mela and President of the Friends of the Israel Defense Forces (FIDF) in South Florida. His philanthropic involvement extends to local and national civic causes, including the United Way, Temple Menorah, Young Presidents Organization (YPO/WPO) and many others. Most recently, Oscar was honored with the National Human Relations award given by the American Jewish Committee, the 2008 Entrepreneur of the Year Award from the University of Pennsylvania’s Wharton School of Business, the 2010 Achievement Award from Kids in Distressed Situations (K.I.D.S.) presented at the American Apparel and Footwear Association’s K.I.D.S. Gala where Oscar was an honoree and the 2012 Father of the Year Award from Save the Children.

About Bruce J. Klatsky

Bruce Klatsky retired as Chief Executive Officer of PVH Corporation in June 2005, and later as Chairman in May 2007, having served the Company for 36 years, 13 as CEO, and a further six as President. During his tenure as CEO of PVH, Mr. Klatsky oversaw the operations and strategic development of the company and led the transformation of a 120-year old domestic shirt manufacturer into one of the largest apparel and footwear companies in the world, growing its market capitalization from approximately $300 million to over $3.5 billion. During his tenure at PVH, he was instrumental in growing the business organically and through strategic acquisitions since he joined PVH in 1971 as a merchandising trainee. In 2002, Mr. Klatsky pursued and executed PVH’s acquisition of Calvin Klein. In addition, he led numerous other successful acquisitions at PVH, including acquiring such brands as IZOD, Gant, Bass, Arrow, and the worldwide rights to Van Heusen. Following his retirement as CEO of PVH, Mr. Klatsky co-founded a private equity company, LNK Partners, to identify and support strong management teams in building outstanding consumer and retail businesses. Mr. Klatsky serves on the Board of Directors of Gazal Corporation Ltd., a leading Australian branded clothing company, and is currently the Board’s lead independent director. Previously, Mr. Klatsky served on President Clinton’s White House Apparel Task Force and as an Advisor on U.S. trade policy to the Bush and Regan administrations.

About Michael W. Rayden

In January 2015, Michael Rayden retired as President and Chief Executive Officer of Tween Brands, Inc., currently a subsidiary of Ascena Retail Group, Inc. Mr. Rayden led Tween Brands as CEO since 1996, when it was known as Too, Inc. In 1999, he took the Company public, adopting the Tween Brands name in 2006. In 2008, Mr. Rayden consolidated the entire business under the Justice brand, and in 2009 the Company was acquired by Dress Barn, now Ascena Retail Group. From 1999 to 2009, Mr. Rayden also served as the Chairman of the Board of Directors of Tween Brands. Prior to joining Tween Brands, Mr. Rayden served as President, CEO and Chairman of Pacific Sunwear of California, Inc. from 1990-1996.

Mr. Rayden has held chief executive positions at The Stride Rite Corporation and Eddie Bauer Inc. Mr. Rayden has served as a director at David’s Bridal, Inc., Dress Barn, Inc., Pacific Sunwear of California, Inc., Strottman International, Inc., The Stride Rite Corporation and Tween Brands, Inc.

About Perry Ellis International

Perry Ellis International, Inc. is a leading designer, distributor and licensor of a broad line of high quality men’s and women’s apparel, accessories and fragrances. The Company’s collection of dress and casual shirts, golf sportswear, sweaters, dress pants, casual pants and shorts, jeans wear, active wear, dresses and men’s and women’s swimwear is available through all major levels of retail distribution. The Company, through its wholly owned subsidiaries, owns a portfolio of nationally and internationally recognized brands, including: Perry Ellis®, Original Penguin® by Munsingwear®, Laundry by Shelli Segal®, Rafaella®, Cubavera®, Ben Hogan®, Savane®, Grand Slam®, John Henry®, Manhattan®, Axist®, Jantzen® and Farah®. The Company enhances its roster of brands by licensing trademarks from third parties, including: Nike® and Jag® for swimwear, and Callaway®, PGA TOUR®, and Jack Nicklaus® for golf apparel. Additional information on the Company is available at http://www.pery.com.

Safe Harbor Statement

We caution readers that the forward-looking statements (statements which are not historical facts) in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations rather than historical facts and they are indicated by words or phrases such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “proforma,” “project,” “seek,” “should,” or “target” or the negative thereof or other variations thereon and similar words or phrases or comparable terminology. Such forward-looking statements include, but are not limited to, statements regarding Perry Ellis’ strategic operating review, growth initiatives and internal operating improvements intended to drive revenues and enhance profitability, the implementation of Perry Ellis’ profitability improvement plan and Perry Ellis’ plans to exit underperforming, low growth brands and businesses. We have based such forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, many of which are beyond our control. These factors include: general economic conditions, a significant decrease in business from or loss of any of our major customers or programs, anticipated and unanticipated trends and conditions in our industry, including the impact of recent or future retail and wholesale consolidation, recent and future economic conditions, including turmoil in the financial and credit markets, the effectiveness of our planned advertising, marketing and promotional campaigns, our ability to contain costs, disruptions in the supply chain, our future capital needs and our ability to obtain financing, our ability to protect our trademarks, our ability to integrate acquired businesses, trademarks, trade names and licenses, our ability to predict consumer preferences and changes in fashion trends and consumer acceptance of both new designs and newly introduced products, the termination or non-renewal of any material license agreements to which we are a party, changes in the costs of raw materials, labor and advertising, our ability to carry out growth strategies including expansion in international and direct-to-consumer retail markets; the effectiveness of our plans, strategies, objectives, expectations and intentions which are subject to change at any time at our discretion, potential cyber risk and technology failures which could disrupt operations or result in a data breach, the level of consumer spending for apparel and other merchandise, our ability to compete, exposure to foreign currency risk and interest rate risk, possible disruption in commercial activities due to terrorist activity and armed conflict, actions of activist investors and the cost and disruption of responding to those actions, and other factors set forth in Perry Ellis’ filings with the Securities and Exchange Commission. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those risks and uncertainties detailed in Perry Ellis’ filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which are valid only as of the date they were made. We undertake no obligation to update or revise any forward-looking statements to reflect new information or the occurrence of unanticipated events or otherwise, except as otherwise required by the federal securities laws.

Contacts

Allison Malkin

Senior Managing Director

ICR

203-682-8225